Exhibit 10 (bb)


                   SECOND AMENDMENT TO LICENSE AGREEMENT
                   -------------------------------------

         This is a Second Amendment to the July 1, 1993 License Agreement, as earlier amended on December 29, 1997 (the "Agreement") by and between PRECIOUS MOMENTS, INC. ("PMI") an Illinois corporation with principal offices in St. Charles, Illinois; and ENESCO CORPORATION ("Enesco"), an Ohio corporation with principal offices in Itasca, Illinois.

                              RECITAL OF FACT
                              ---------------

         In an effort to continue working closely to strengthen and improve the partnership based on sharing, honesty and trust, PMI and Enesco believe that the following Amendment to the Agreement will enhance and further their relationship.

         PMI and Enesco agree to further amend their Agreement as follows:

I. Exhibit B-2 of the Agreement is hereby further amended as follows to add the following new non-exclusive product categories and products:

         A.  Artplas

              Amend Item 20 by adding at the beginning of footnote 1 the words "Including mass market, but"

         F.   Miscellaneous Products

              39. Animated figures (mass market only)
              40. Vinyl tree toppers (mass market only)
              41. Christmas tree skirts (mass market only)
              42. Christmas bows (mass market only)
              43. Tin figures, ornaments, frames and decorative housewares
              44. Paper mache ornaments, figurines and frames
              45. Silver plated frames, boxes and ornaments
              46. Tea sets

         I.   Wood products

              17.   Clocks, decorative boxes, frames and figurines

         W. 3-D Oversized character visual merchandisers for retail display use only, not intended for resale

II. Subparagraph 4 (b) of the Agreement is hereby further amended as follows:

         To delete the word "and" prior to (iii); and to add the phrase "and (iv) beginning December 17, 1998 the percentage royalty for animated figurines, waterballs and snowdomes (in mass market only) shall be six percent (6.0%)" just before the period at the end of the sentence.

III. Exhibit B-1 of the Agreement shall be further amended as follows to delete the following from the list of Enesco Core Products:

              33.   Tea sets

IV.      EFFECTIVE DATE

         Except as otherwise provided for herein, the effective date of this Second Amendment shall be January 1, 1999.

V.       RATIFICATION

         All other terms and conditions of the Agreement are ratified and confirmed and shall continue to remain in full force and effect.




IN WITNESS WHEREOF, the parties have, through their duly authorized officers, set their hands and seals as of the 22nd day of January, 1999.


WITNESS:                                    PRECIOUS MOMENTS, INC.
                                            an Illinois corporation



/s/ Suzanne Hines                           By: /s/ Jon Butcher
-----------------                              ------------------------
                                               Jon Butcher, President


WITNESS:                                    ENESCO CORPORATION
                                            an Ohio corporation



/s/ Peter R. Johnson                       By: /s/ Jeffrey A. Hutsell
---------------------                         ------------------------------
                                                Jeffrey A. Hutsell, President
                                                and Chief Executive Officer



                       CERTIFICATE OF ACKNOWLEDGEMENT


STATE OF ILLINOIS    )
                     )
COUNTY OF DUPAGE     )

         This Certificate of Acknowledgment is being made and executed pursuant to the Uniform Recognition of Acknowledgment Act, as amended, by me, a Notary Public commissioned in and for the County of DuPage, State of Illinois.

         I Certify that the foregoing Second Amendment to license Agreement was acknowledged before me this 22nd day of January, 1999, by Jeffrey A. Hutsell, President and Chief Executive Officer of ENESCO CORPORATION, an Ohio corporation, on behalf of that corporation.

                                       /s/ Linda DeLazzer
                                       -------------------------------
                                       Notary Public

                                       My Commission expires: 10/4/02


                       CERTIFICATE OF ACKNOWLEDGEMENT

STATE OF ILLINOIS    )
                     )
COUNTY OF KANE       )

         This Certificate of Acknowledgment is being made and executed pursuant to the Uniform Recognition of Acknowledgment Act, as amended, by me, a Notary Public commissioned in and for the County of DuPage, State of Illinois.

         I Certify that the foregoing Second Amendment to license Agreement was acknowledged before me this 22nd day of January, 1999, by Jon Butcher, President of PRECIOUS MOMENTS, INC., an Illinois corporation, on behalf of that corporation.

                                       /s/ Carol E. Annorino
                                       ------------------------------
                                       Notary Public

                                       My Commission expires: 6/11/99